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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ------------------------------



                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)          December 22, 2004
                                                --------------------------------



                                   ONEIDA LTD.
             (Exact name of Registrant as specified in its charter)

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
         NEW YORK                           1-5452                                    15-0405700
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   (State or other jurisdiction           (Commission                           (I.R.S. Employer
         of incorporation)                 File Number)                        Identification Number)


163-181 KENWOOD AVENUE, ONEIDA, NEW YORK                                                 13421
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(Address of principal executive offices)                                           (Zip Code)
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Registrant's telephone number, including area code   (315) 361-3000
                                                  ------------------------------

Former name or former address, if changed since last report            N/A
                                                           ---------------------





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ITEM 5.03.        AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN
                  FISCAL YEAR

                  (a) On December 22, 2004, the Board of Directors of Oneida Ltd. (the "Company") further amended the Company's Amended and Restated Bylaws (the "Bylaws"). This amendment to the Bylaws deletes the provision of section
4.01 that requires the President to a member of the Executive Committee of the Board of Directors.


ITEM 9.01.        FINANCIAL STATEMENTS & EXHIBITS.

                  (c.)   Exhibits

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
                         EXHIBIT 3.1.  1st Amendment to the Amended and Restated
                                       Bylaws of Oneida Ltd. dated as of December 22, 2004.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                       ONEIDA LTD.

                                               By: /s/ ANDREW G. CHURCH
                                                   --------------------
                                                        Andrew G. Church
                                                        Senior Vice President &
                                                        Chief Financial Officer

Dated: December 28, 2004